NUMBER _____________

                                  COMMON STOCK
                                                           CUSIP No. 024768 10 6
                                                           SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
SHARE OF

American Business Financial Services, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED ___________________________



_________________________                              _________________________
Beverly Santilli,                                       Anthony J. Santilli, Jr.
Executive Vice President                                President and
and Corporate Secretary                                 Chief Executive Officer



                                     [Seal]

Countersigned and Registered:
         American Stock Transfer & Trust Company
         Transfer Agent and Registrar

By:_____________________________________


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                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

         The shares represented by this certificate are issued subject to all the provisions of the Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and the Amended and Revised Bylaws ("Bylaws") of American Business Finances, Inc. (the "Company") as from time to time amended (copies of which are on file at the principal executive offices of the Company).

         The Company will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its Transfer Agent and Registrar.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common    UNIF GIFT MIN ACT________Custodian___________
TEN ENT - as tenants by the                         (Cust)            (Minor)
          entirety                Under Uniform Gift to Minors Act -____________
JT TEN  - as joint tenants with                                         (State)
          right of survivorship   UNIF TRANS MIN ACT_________Custodian__________
          and not as tenants                         (Cust)             (Minor)
          in common.              Under Uniform Transfers to Minors Act -_______



     Additional abbreviations may also be used though not in the above list.

         For Value Received,_____________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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__________________________________________________________________________Shares
of Class A Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________                    _____________________________
                                                   NOTICE: THE SIGNATURE TO THIS
                                                      ASSIGNMENT MUST CORRESPOND
                                                        WITH THE NAME AS WRITTEN
                                                            UPON THE FACE OF THE
                                                            CERTIFICATE IN EVERY
                                                             PARTICULAR, WITHOUT
                                                       ALTERATION OR ENLARGEMENT
                                                         OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

By_____________________________
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.